Putnam
Voyager
Fund II

ANNUAL REPORT
December 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "The turmoil in Asian markets may continue to impact markets around the world for some time, and this certainly will be considered as we position the fund's portfolio. As always, regardless of economic conditions, we will focus on attractive companies with the potential for long-term growth. "

                                     -- Charles H. Swanberg, manager
                                        Putnam Voyager Fund II

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

14 Portfolio holdings

25 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Considerable market turbulence notwithstanding, Putnam Voyager Fund II ended fiscal 1997 solidly in the black on December 31, its net asset value more than 20% higher than year-earlier levels. These results were accomplished in spite of uncharacteristic weakness in several industry sectors, most notably technology, and the October currency crisis in Southeast Asia that sent stocks around the globe tumbling and investors scrambling for shelter.

Thanks to actions taken by its management team in response to the weakness in technology, your fund was already investing in more defensive stocks, which are considered safer havens in turbulent markets. The rush of investors to these types of stocks drove their prices higher, mitigating the negative effects of the late-year market disruptions on fund results.

In the following report, your fund's managers review the year's progress and discuss prospects for the year ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
February 18, 1998



Report from the Fund Managers
Charles H. Swanberg
Roland W. Gillis
Robert R. Beck

For investors in the U.S. financial markets, 1997 proved both satisfying and nerve-racking as market indexes experienced a series of record-breaking highs and sharp declines. Despite these ups and downs -- which prompted, at various times, euphoria, anxiety, excitement, and uncertainty -- the year concluded solidly. Most major indexes posted double-digit gains and the Dow Jones Industrial Average returned more than 20% for the third straight year.

Putnam Voyager Fund II followed a similar pattern during its 1997 fiscal year. In the first half, your fund was negatively affected by the battering of small and midsize company stocks and was challenged by significant volatility in many industries, most notably the technology sector. However, the fund concluded the year with solid returns, due in large part to strategic portfolio positioning that paid off in the second half. For the 12 months ended December 31, 1997, the fund's class A shares provided a total return of 23.42% at net asset value and 16.30% at public offering price. For complete performance information, please refer to the summary that begins on page 9.

* TECHNOLOGY SECTOR BRINGS VOLATILITY AND CHALLENGES

Throughout 1997, the market for small and midsize growth companies was a volatile one, marked by dramatic price fluctuations and negative earnings reports that were often difficult to anticipate. The market was particularly unforgiving of the technology sector, as the stock prices of companies with even the slightest shortfall in earnings were punished harshly. At the same time, the sector had many dramatic upswings, and on October 9, the NASDAQ Composite Index, a common measure of technology sector performance, reached its 47th record high of 1997.

While your fund felt the impact of this volatility, its technology sector included some stellar holdings, such as EMC Corp., the portfolio's best-performing stock for fiscal 1997. EMC produces and supports systems for storing data in computers and was recently named one of 1997's fastest-growing U.S. technology companies by the major accounting firm Deloitte & Touche. While this holding, along with others discussed in this report, was viewed favorably at the end of the fiscal period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

Other technology companies that delivered strong performance were Computer Associates International and Compuware Corporation. Computer Associates, a developer and marketer of computer software, has seen a skyrocketing demand for its products as the popularity of the Internet grows. Despite recent troubles in Asia, the company is taking a long-term view, targeting India and China as key areas for the company's expansion. Compuware is a provider of software products and professional services that help information technology professionals efficiently develop, implement, and support the applications that run their businesses. The company also provides comprehensive solutions for the Year 2000 issue, which has companies around the world struggling to prevent the loss of essential data within computer systems that are not programmed to recognize 00 as the year 2000, instead mistaking it for the year 1900.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Computer software             10.9%

Retail                        10.7%

Business services              6.6%

Financial services             6.0%

Pharmaceuticals                5.0%

Footnote reads:
*Based on net assets as of 12/31/97. Holdings will vary over time.

* PORTFOLIO SHIFTS PROVE TIMELY IN FACE OF ASIAN TURMOIL

While some technology stocks boosted performance, our decision to sell holdings in this sector also proved profitable. Toward the end of the period, companies in many industries suffered as volatility escalated in Asian stock and currency markets. Many U.S. companies that provide products to Asian markets saw their stock prices fall significantly as a result of the turbulence. In September, before the Asian situation began to affect U.S. markets significantly, we had reduced a number of the fund's technology positions, taking on a more defensive stance and softening the blow dealt by the sector's downturn. Our decision to sell semiconductor holdings such as Applied Materials, for example, proved quite beneficial, as their prices declined toward the close of the period.

In other sectors of the portfolio, our shift to more defensive stocks also paid off in the last three months of the fiscal year. When U.S. economic growth started to slow and the Asian turmoil began to impact markets around the globe, investors sought defensive stocks -- those that have more stable returns and tend to decline less during market turbulence. In the portfolio's retail and financial sectors, we made timely shifts that allowed us to take advantage of this turn of events.

* DEFENSIVE HOLDINGS DELIVER STRONG RETURNS

In the retail sector, stellar performers included Costco Companies, a chain of wholesale membership warehouses; Kohl's Corporation, which operates specialty department stores in the Midwest; and Starbucks Corp., the coffee roaster and retailer that, in 10 years, has grown from 11 stores to more than 1,100. Fred Meyer, Inc., a chain of retail stores with a wide range of products, was another strong retail performer. The company recently signed agreements to acquire Ralph's Grocery Co. and Quality Food Centers Inc., a move expected to save more than $100 million in annual operating costs beginning three years after the acquisitions are completed.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Cendant Corp.
Business services

Costco Companies, Inc.
Retail

CBS Corp.
Broadcasting

American Express Co.
Financial services

Computer Associates International, Inc.
Computer software

Clear Channel Communications, Inc.
Broadcasting

Thermo Electron Corp.
Scientific and technical instruments

Tele-Communications, Inc., Class A
Cable television

Federal Home Loan Mortgage Corp.
Financial services

Federal National Mortgage Association
Financial services

Footnote reads:
These holdings represent 14.9% of the fund's net assets as of 12/31/97. Portfolio holdings will vary over time.

In the financial services sector, which offers many defensive stocks, several large-company holdings brought strength to the portfolio, especially toward the close of the period. In the second half of the year, we increased the fund's position in American Express, which already had been one of the fund's largest holdings. In 1997, American Express dramatically increased its share of the U.S. credit-card market, reversing a decade-long slide. In addition, the company has been streamlined, getting out of several businesses in order to focus on credit cards and travel and financial services. As a result, American Express stock has soared, finishing up the year as the third best-performing stock in the Dow Jones Industrial Average. Other financial stocks worth noting are Washington Mutual, Inc., a company that serves consumers and small to midsize businesses, and Fifth Third Bancorp, a bank holding company operating offices in several states.

* BROADCASTING STOCKS REAP REWARDS OF NEW LEGISLATION

Although it was passed in 1996, legislation that loosened restrictions on broadcasters continued to benefit stocks in this sector throughout 1997. Passage of the Telecommunications Act of 1996 allowed for ownership of multiple radio and television stations, which boosted the value of many broadcasting companies poised for expansion.

One beneficiary in the fund's portfolio is Chancellor Media Corporation, which was formed in September with the merger of Chancellor Broadcasting and Evergreen Media Corporation, both of which were already in your fund's portfolio. The new company owns and operates 99 radio stations in 21 of the nation's largest markets.

Another outstanding performer was CBS Corporation, formerly Westinghouse Electric. Now a pure broadcasting business, the company is better positioned to benefit from this rapidly growing sector. CBS has already profited from numerous radio acquisitions and continues to make improvements in other areas such as television programming and the launching of new cable networks.

* DEFENSIVE POSTURE MAY CONTINUE INTO FISCAL '98

As we enter the new fiscal year, we remain cautious about the U.S. economy and plan to position the portfolio accordingly in the coming months. We expect to continue to take advantage of defensive growth stocks in industries such as financial services, retail, and health care while carefully watching and evaluating the still-volatile technology sector.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 12/31/97, there is no guarantee the fund will continue to hold these securities in the future. This fund invests a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Voyager Fund II is designed for investors aggressively seeking capital appreciation primarily through common stocks.

TOTAL RETURN FOR PERIODS ENDED 12/31/97
                            Class A        Class B         Class M
(inception date)           (4/14/93)      (10/2/95)       (10/2/95)
                          NAV     POP    NAV     CDSC    NAV      POP
-----------------------------------------------------------------------
1 year                  23.42%  16.30%  22.48%  17.48%  22.84%  18.54%
-----------------------------------------------------------------------
Life of fund           146.29  132.09  137.65  135.65  140.62  132.26
Annual average          21.09   19.57   20.18   19.96   20.49   19.59
-----------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 12/31/97
                                    Standard & Poor's      Consumer
                                       500 Index          Price Index
-----------------------------------------------------------------------
1 year                                   33.36%              1.70%
-----------------------------------------------------------------------
Life of fund                            141.09              12.33
Annual average                           20.34               2.48
-----------------------------------------------------------------------

Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 4/14/93

             Fund's class A      S&P 500        Consumer Price
Date/year    shares at POP        Index            Index

4/14/93           9425            10000            10000

12/31/93         11589            10546            10153

12/31/94         11629            10685            10425

12/31/95         17459            14696            10689

12/31/96         18805            18069            11045

12/31/97         23209            24109            11233

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $23,765 ($23,565 with a 2% contingent deferred sales charge); a $10,000 investment in the fund's class M shares would have been valued at $24,062 at net asset value ($23,226 at public offering price). See first page of performance summary for performance calculation method.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 12/31/97
                                 Class A       Class B     Class M
-----------------------------------------------------------------------
Distributions (number)              1            1           1
-----------------------------------------------------------------------
Income                              --           --          --
-----------------------------------------------------------------------
Capital gains
-----------------------------------------------------------------------
Long term                       $0.031       $0.031      $0.031
-----------------------------------------------------------------------
Short term                          --           --          --
-----------------------------------------------------------------------
  Total                         $0.031       $0.031      $0.031
-----------------------------------------------------------------------
Share value:                 NAV      POP     NAV     NAV     POP
-----------------------------------------------------------------------
12/31/96                   $15.51   $16.46  $15.36  $15.42  $15.98
-----------------------------------------------------------------------
12/31/97                    19.11    20.28   18.78   18.91   19.60
-----------------------------------------------------------------------

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index is an index of common stocks frequently used as a general measure of stock market performance. Performance results assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI ) is a commonly used measure of inflation; it does not represent an investment return.




PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund *

International New Opportunities Fund

Investors Fund

New Opportunities Fund +

OTC & Emerging Growth Fund [DBL. DAGGER]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund +

High Yield Total Return Fund

High Yield Trust +

Income Fund

Money Market Fund **

Intermediate U.S. Government
Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 * Formerly Overseas Growth Fund

 + Closed to new investors. Some exceptions may apply. Contact Putnam for details.

[DBL. DAGGER] Formerly OTC Emerging Growth Fund

[SECTION MARK] Not available in all states.

 ** An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Report of independent accountants
For the fiscal year ended December 31, 1997

To the Trustees and Shareholders of
Putnam Voyager Fund II

We have audited the accompanying statement of assets and liabilities of Putnam Voyager Fund II, including the portfolio of investments owned, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Voyager Fund II as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                   Coopers & Lybrand L.L.P.

Boston, Massachusetts
February 11, 1998



Portfolio of investments owned
December 31, 1997


COMMON STOCKS (97.2%) *
NUMBER OF SHARES                                                                                       VALUE

Advertising (1.9%)
------------------------------------------------------------------------------------------------------------
         68,096  Lamar Advertising Co. +                                                      $    2,706,816
        143,366  Omnicom Group, Inc.                                                               6,075,134
        190,575  Outdoor Systems, Inc. +                                                           7,313,316
         51,104  TMP Worldwide Inc. +                                                              1,175,392
         57,000  Universal Outdoor Holdings, Inc. +                                                2,964,000
                                                                                              --------------
                                                                                                  20,234,658

Aerospace and Defense (0.2%)
------------------------------------------------------------------------------------------------------------
          7,700  Lockheed Martin Corp.                                                               758,450
         15,000  Northrop Grumman Corp.                                                            1,725,000
                                                                                              --------------
                                                                                                   2,483,450

Apparel (0.4%)
------------------------------------------------------------------------------------------------------------
         27,157  Gucci Group N.V. (Italy)                                                          1,137,199
         81,866  Stage Stores, Inc. +                                                              3,059,742
                                                                                              --------------
                                                                                                   4,196,941

Automotive (0.7%)
------------------------------------------------------------------------------------------------------------
         26,697  Avis Rent A Car, Inc. +                                                             852,635
        122,680  Budget Group, Inc. +                                                              4,240,128
         55,600  Snap-On, Inc.                                                                     2,425,550
                                                                                              --------------
                                                                                                   7,518,313

Banks (3.2%)
------------------------------------------------------------------------------------------------------------
         96,800  Banc One Corp.                                                                    5,257,450
         74,200  BankAmerica Corp.                                                                 5,416,600
         86,600  Fifth Third Bancorp                                                               7,079,550
         31,900  First Chicago NBD Corp.                                                           2,663,650
         14,200  Firstar Corp.                                                                       602,613
         15,500  Mercantile Bancorpation, Inc.                                                       953,250
         34,300  NationsBank Corp.                                                                 2,085,869
         19,800  PNC Bank Corp.                                                                    1,129,838
          3,600  Star Banc Corp.                                                                     206,550
        152,600  Washington Mutual, Inc.                                                           9,737,788
                                                                                              --------------
                                                                                                  35,133,158

Basic Industrial Products (0.6%)
------------------------------------------------------------------------------------------------------------
         82,760  Asyst Technologies, Inc. +                                                        1,800,030
          9,100  Cooper Industries, Inc.                                                             445,900
         41,000  General Signal Corp.                                                              1,729,688
        121,870  White Cap Industries, Inc. +                                                      2,269,829
                                                                                              --------------
                                                                                                   6,245,447
Broadcasting (4.6%)
------------------------------------------------------------------------------------------------------------
        591,589  CBS Corp.                                                                        17,414,901
        152,992  Chancellor Media Corp. +                                                         11,417,028
        174,909  Clear Channel Communications, Inc. +                                             13,894,334
         17,900  ProSieben Media AG (Germany) +                                                      836,263
          2,000  ProSieben Media AG 144A (Germany) +                                                  93,437
         69,082  Sinclair Broadcast Group, Inc. Class A                                            3,220,948
         28,000  Univision Communications Inc. Class A +                                           1,954,750
         29,466  Westwood One, Inc. +                                                              1,093,925
                                                                                              --------------
                                                                                                  49,925,586

Building Products (0.4%)
------------------------------------------------------------------------------------------------------------
         44,800  Lowe's Cos., Inc.                                                                 2,136,400
         44,800  Masco Corp.                                                                       2,279,200
                                                                                              --------------
                                                                                                   4,415,600

Business Equipment and Services (0.4%)
------------------------------------------------------------------------------------------------------------
        101,600  Cintas Corp.                                                                      3,962,400
         33,200  Staff Leasing, Inc. +                                                               626,650
                                                                                              --------------
                                                                                                   4,589,050

Business Services (6.6%)
------------------------------------------------------------------------------------------------------------
         35,000  Abacus Direct Corp. +                                                             1,435,000
         52,917  Accustaff, Inc. +                                                                 1,217,091
         32,698  Caribiner Intl., Inc. +                                                           1,455,061
        676,347  Cendant Corp. +                                                                  23,249,439
         56,868  Corestaff, Inc. +                                                                 1,507,002
        333,546  Corporate Express, Inc. +                                                         4,294,405
         92,000  Interim Services, Inc. +                                                          2,380,500
        140,475  Interpublic Group Cos. Inc.                                                       6,997,411
        235,333  Officemax, Inc. +                                                                 3,353,495
      1,999,940  Rentokil Group PLC (United Kingdom)                                               8,739,489
         79,350  Robert Half International, Inc. +                                                 3,174,000
          8,400  Select Appointments Holdings PLC ADR
                   (United Kingdom)                                                                  153,300
        158,839  Serco Group PLC (United Kingdom)                                                  2,278,752
         49,300  Snyder Communications, Inc. +                                                     1,799,450
         90,000  Renaissance Worldwide, Inc. +                                                     4,128,750
        264,770  Viking Office Products, Inc. +                                                    5,775,296
                                                                                              --------------
                                                                                                  71,938,441

Cable Television (1.8%)
------------------------------------------------------------------------------------------------------------
         79,980  HSN, Inc. +                                                                       4,118,970
         40,200  Tele-Comm Liberty Media Group, Inc. Class A +                                     1,457,250
        487,756  Tele-Communications, Inc. Class A +                                              13,626,683
                                                                                              --------------
                                                                                                  19,202,903
Chemicals (0.5%)
------------------------------------------------------------------------------------------------------------
         23,200  Air Products & Chemicals, Inc.                                                    1,908,200
         71,000  Raychem Corp.                                                                     3,057,438
         21,400  Witco Chemical Corp.                                                                873,388
                                                                                              --------------
                                                                                                   5,839,026
Computer Equipment (0.9%)
------------------------------------------------------------------------------------------------------------
        217,971  EMC Corp. +                                                                       5,980,579
         69,200  Hewlett-Packard Co.                                                               4,325,000
                                                                                              --------------
                                                                                                  10,305,579

Computer Services (3.9%)
------------------------------------------------------------------------------------------------------------
         70,927  America Online, Inc. +                                                            6,325,802
        133,106  Capita Group PLC (United Kingdom)                                                   814,315
         18,532  CBT Group PLC ADR (Ireland) +                                                     1,521,941
         80,215  Checkfree Corp. +                                                                 2,165,805
         54,346  CMG Information Services, Inc. +                                                  1,643,967
         84,262  DST Systems, Inc. +                                                               3,596,934
         90,200  ECsoft Group PLC ADR (United Kingdom) +                                           1,623,600
         90,800  Getronics Electric N.V. (Netherlands)                                             2,895,202
        124,838  IDT Corp. +                                                                       2,527,970
        263,048  Keane, Inc. +                                                                    10,686,325
          2,800  Metromail Corp. +                                                                    50,050
         28,300  Misys PLC (United Kingdom)                                                          858,667
        214,240  Sterling Commerce, Inc. +                                                         8,234,850
                                                                                              --------------
                                                                                                  42,945,428

Computer Software (10.9%)
------------------------------------------------------------------------------------------------------------
         80,000  Aspect Development, Inc. +                                                        4,160,000
        160,966  BMC Software, Inc. +                                                             10,563,394
        220,618  Cadence Design Systems, Inc. +                                                    5,405,141
         41,100  Citrix Systems, Inc. +                                                            3,123,600
        316,773  Computer Associates International, Inc.                                          16,749,346
        281,000  Compuware Corp. +                                                                 8,992,000
         89,877  Discreet Logic, Inc. +                                                            1,971,677
          5,600  Documentum, Inc. +                                                                  235,900
        146,882  Electronic Arts, Inc. +                                                           5,553,976
        190,483  Geoworks +                                                                        1,833,399
         60,000  I2 Technologies, Inc. +                                                           3,165,000
        194,565  Industri-Matematik International Corp. (Sweden) +                                 5,739,668
         91,500  Intuit, Inc. +                                                                    3,774,375
         75,643  Lycos, Inc. +                                                                     3,129,729
         25,923  Microsoft Corp. +                                                                 3,350,548
        243,145  Parametric Technology Corp. +                                                    11,518,994
         34,100  PeopleSoft, Inc. +                                                                1,329,900
         36,000  Remedy Corp. +                                                                      756,000
          6,700  SAP AG (Germany)                                                                  2,036,457
         61,100  Saville Systems Ireland PLC ADR (Ireland) +                                       2,535,650
         73,510  Security Dynamics Technologies, Inc. +                                            2,627,983
        154,700  SEMA Group PLC (United Kingdom) +                                                 3,775,484
         70,000  Siebel Systems, Inc. +                                                            2,926,875
        138,308  Simulation Sciences, Inc. +                                                       2,212,928
        189,200  Smallworldwide PLC ADR (United Kingdom) +                                         4,138,750
         97,451  Synopsys, Inc. +                                                                  3,483,873
         80,000  Vantive Corp. +                                                                   2,020,000
         40,000  Viasoft, Inc. +                                                                   1,690,000
                                                                                              --------------
                                                                                                 118,800,647
Consumer Non Durables (0.3%)
------------------------------------------------------------------------------------------------------------
         58,754  Luxottica Group SPA ADS (Italy)                                                   3,672,125

Consumer Services (0.6%)
------------------------------------------------------------------------------------------------------------
         28,300  Applied Graphics Technologies, Inc. +                                             1,506,975
         62,100  Dollar Thrify Automotive Group, Inc. +                                            1,273,050
         36,102  Fine Host Corp. +                                                                   180,510
         61,200  Hillenbrand Industries, Inc.                                                      3,132,675
                                                                                              --------------
                                                                                                   6,093,210

Correctional Facilities (0.2%)
------------------------------------------------------------------------------------------------------------
         54,501  Corrections Corp. +                                                               2,019,943

Cosmetics (0.2%)
------------------------------------------------------------------------------------------------------------
        115,114  ThermoLase Corp. +                                                                1,208,697
         28,927  ThermoLase Corp., units +                                                           497,183
                                                                                              --------------
                                                                                                   1,705,880

Education Services (1.0%)
------------------------------------------------------------------------------------------------------------
        203,418  Apollo Group, Inc. Class A +                                                      9,611,501
         37,501  Sylvan Learning Systems, Inc. +                                                   1,462,539
                                                                                              --------------
                                                                                                  11,074,040

Electric Utilities (0.3%)
------------------------------------------------------------------------------------------------------------
        132,927  CalEnergy, Inc. +                                                                 3,821,651

Electronic Components (0.6%)
------------------------------------------------------------------------------------------------------------
         28,100  Applied Micro Circuits Corp. +                                                      347,738
         31,400  Metromedia Fiber Network, Inc. Class A +                                            522,025
         37,061  Sanmina Corp. +                                                                   2,510,883
        100,200  Sipex Corp. +                                                                     3,031,050
                                                                                              --------------
                                                                                                   6,411,696

Electronics and Electrical Equipment (3.0%)
------------------------------------------------------------------------------------------------------------
         94,000  Advanced Lighting Technologies, Inc. +                                            1,786,000
         89,800  General Electric Co.                                                              6,589,075
        140,000  Genrad, Inc . +                                                                   4,226,250
         47,677  Lernout & Hauspie Speech Products N.V. (Belgium) +                                2,216,981
         24,600  Micron Technology, Inc. +                                                           639,600
          8,600  Motorola, Inc.                                                                      490,738
         80,000  Solectron Corp. +                                                                 3,325,000
        210,270  Thermo Instrument Systems, Inc. +                                                 7,241,173
        228,700  ThermoQuest Corp. +                                                               4,145,188
         57,000  Uniphase Corp. +                                                                  2,358,375
                                                                                              --------------
                                                                                                  33,018,380
Energy-Related (1.5%)
------------------------------------------------------------------------------------------------------------
         50,308  AES Corp. +                                                                       2,345,611
        311,213  Thermo Electron Corp. +                                                          13,848,979
                                                                                              --------------
                                                                                                  16,194,590
Environmental Control (1.4%)
------------------------------------------------------------------------------------------------------------
         18,100  Allied Waste Industries, Inc. +                                                     421,956
         45,800  Browning-Ferris Industries, Inc.                                                  1,694,600
        257,296  Philip Services Corp. (Canada) +                                                  3,698,630
        250,458  Republic Industries, Inc. +                                                       5,838,802
         80,000  USA Waste Services, Inc. +                                                        3,140,000
                                                                                              --------------
                                                                                                  14,793,988

Financial Services (6.0%)
------------------------------------------------------------------------------------------------------------
        189,982  American Express Co.                                                             16,955,894
         66,500  Associates First Capital Corp.                                                    4,729,813
        324,640  Federal Home Loan Mortgage Corp.                                                 13,614,590
        229,450  Federal National Mortgage Association                                            13,092,991
         48,500  FIRSTPLUS Financial Group, Inc. +                                                 1,861,188
          5,250  Marschollek, Lautenschlaeger und Partner AG
                   (Germany)                                                                       1,372,358
        106,650  MBNA Corp.                                                                        2,912,878
         44,000  Morgan Stanley, Dean Witter, Discover and Co.                                     2,601,500
         26,700  Providian Financial Corp.                                                         1,206,506
        214,029  TCF Financial Corp.                                                               7,263,609
                                                                                              --------------
                                                                                                  65,611,327

Food and Beverages (1.2%)
------------------------------------------------------------------------------------------------------------
         84,000  Coca-Cola Enterprises, Inc.                                                       2,987,250
         24,000  General Mills, Inc.                                                               1,719,000
        101,400  PepsiCo, Inc.                                                                     3,694,763
         52,500  Sara Lee Corp.                                                                    2,956,406
         82,500  Whitman Corp.                                                                     2,150,156
                                                                                              --------------
                                                                                                  13,507,575

Gas Pipelines (0.1%)
------------------------------------------------------------------------------------------------------------
         12,600  El Paso Natural Gas Co.                                                             837,900

Gas Utilities (0.2%)
------------------------------------------------------------------------------------------------------------
         33,600  Columbia Energy Group                                                             2,639,700

Health Care Services (3.1%)
------------------------------------------------------------------------------------------------------------
         30,000  ABR Information Services, Inc. +                                                    716,250
         80,200  Carematrix Corp. +                                                                2,305,750
         75,000  Concentra Managed Care, Inc. +                                                    2,531,250
        150,000  HBO & Co.                                                                         7,200,000
        207,744  HEALTHSOUTH Corp. +                                                               5,764,896
        242,160  MedPartners, Inc. +                                                               5,418,330
         32,333  Total Renal Care Holdings, Inc. +                                                   889,158
        172,026  United Healthcare Corp.                                                           8,547,542
                                                                                              --------------
                                                                                                  33,373,176

Hospital Management (0.4%)
------------------------------------------------------------------------------------------------------------
        176,541  Health Management Assoc., Inc. +                                                  4,457,660

Information Systems (0.1%)
------------------------------------------------------------------------------------------------------------
         37,700  Galileo International, Inc.                                                       1,041,463

Insurance (0.7%)
------------------------------------------------------------------------------------------------------------
         21,700  AFLAC Inc.                                                                        1,109,413
         54,800  American General Corp.                                                            2,962,625
         17,400  American International Group, Inc.                                                1,892,250
         27,500  AON Corp.                                                                         1,612,188
                                                                                              --------------
                                                                                                   7,576,476

Leisure (0.8%)
------------------------------------------------------------------------------------------------------------
         57,767  Adidas AG 144A ADS (Germany)                                                      3,725,972
         28,600  MGM Grand, Inc. +                                                                 1,031,388
        186,174  Signature Resorts, Inc. +                                                         4,072,556
                                                                                              --------------
                                                                                                   8,829,916

Lodging (0.7%)
------------------------------------------------------------------------------------------------------------
        201,657  Extended Stay America, Inc. +                                                     2,508,109
         15,000  Hilton Hotels Corp.                                                                 446,250
         66,300  Prime Hospitality Corp. +                                                         1,350,863
         80,882  Promus Hotel Corp. +                                                              3,397,023
                                                                                              --------------
                                                                                                   7,702,245

Machinery (0.1%)
------------------------------------------------------------------------------------------------------------
         18,017  Sidel S.A. (France)                                                               1,193,555

Medical Management Services (0.7%)
------------------------------------------------------------------------------------------------------------
         75,147  Pediatrix Medical Group, Inc. +                                                   3,212,534
        152,358  Phycor, Inc. +                                                                    4,113,666
                                                                                              --------------
                                                                                                   7,326,200

Medical Supplies and Devices (3.6%)
------------------------------------------------------------------------------------------------------------
         25,400  Bergen Brunswig Corp. Class A                                                     1,069,975
        118,663  Cytyc Corp. +                                                                     2,951,742
         33,000  Henry Schein, Inc. +                                                              1,155,000
         62,062  Johnson & Johnson                                                                 4,088,334
         70,000  Lifecore Biomedical, Inc. +                                                       1,531,250
         86,878  Medtronic, Inc.                                                                   4,544,805
         50,000  Minimed, Inc. +                                                                   1,943,750
        103,099  Physician Sales & Service, Inc. +                                                 2,216,629
        200,940  Stryker Corp.                                                                     7,485,015
         53,900  Sybron International Corp. +                                                      2,529,931
        193,799  Thermo Cardiosystems, Inc. +                                                      5,184,123
         26,900  Thermotrex Corp. +                                                                  595,163
          5,100  Trex Medical Corp. +                                                                 71,081
         83,400  Tyco International Ltd.                                                           3,758,213
                                                                                              --------------
                                                                                                  39,125,011
Metals and Mining (0.2%)
------------------------------------------------------------------------------------------------------------
         16,000  SGL Carbon AG (Germany)                                                           2,064,516

Networking Equipment (0.3%)
------------------------------------------------------------------------------------------------------------
         64,800  3Com Corp. +                                                                      2,263,950
         15,273  Cisco Systems, Inc. +                                                               851,470
                                                                                              --------------
                                                                                                   3,115,420

Nursing Homes (0.3%)
------------------------------------------------------------------------------------------------------------
        100,000  Assisted Living Concepts, Inc. +                                                  1,975,000
         42,096  Health Care & Retirement Corp. +                                                  1,694,364
                                                                                              --------------
                                                                                                   3,669,364

Oil and Gas (2.8%)
------------------------------------------------------------------------------------------------------------
         31,718  British Petroleum PLC ADR (United Kingdom)                                        2,527,528
         83,600  Camco International, Inc.                                                         5,324,275
         27,600  Elf Aquitane ADR (France)                                                         1,618,050
         69,800  Halliburton Co.                                                                   3,625,238
         23,400  Mobil Corp.                                                                       1,689,188
        106,800  Nabors Industries, Inc. +                                                         3,357,525
        111,700  National-Oilwell, Inc. +                                                          3,818,744
         35,500  Schlumberger Ltd.                                                                 2,857,750
         78,700  Total Corp. ADR (France)                                                          4,367,850
         77,100  Varco International, Inc. +                                                       1,652,831
                                                                                              --------------
                                                                                                  30,838,979

Paper and Forest Products (0.5%)
------------------------------------------------------------------------------------------------------------
         54,100  Fort James Corp.                                                                  2,069,325
         10,800  Temple Inland, Inc.                                                                 564,975
         55,400  Unisource Worldwide, Inc.                                                           789,450
         30,900  Weyerhaeuser Co.                                                                  1,516,031
                                                                                              --------------
                                                                                                   4,939,781

Pharmaceuticals and Biotechnology (5.0%)
------------------------------------------------------------------------------------------------------------
         18,500  American Home Products Corp.                                                      1,415,250
         60,100  Bristol-Myers Squibb Co.                                                          5,686,963
        250,000  Digene Corp. +                                                                    2,156,250
         69,867  Dura Pharmaceuticals, Inc. +                                                      3,205,149
         50,000  Gilead Sciences, Inc. +                                                           1,912,500
         19,000  Lilly (Eli) & Co.                                                                 1,322,875
         43,918  Medicis Pharmaceutical Corp. Class A +                                            2,245,308
          6,475  Novartis AG ADR (Switzerland)                                                    10,500,000
         57,372  Parexel International Corp. +                                                     2,122,764
         46,100  Pfizer, Inc.                                                                      3,437,331
         80,242  Pharmacia & Upjohn, Inc.                                                          2,938,863
         55,600  Quintiles Transnational Corp. +                                                   2,126,700
         34,000  Schering-Plough Corp.                                                             2,112,250
          5,300  Schwarz Pharamaceutical AG ADR (Germany) +                                          356,674
         60,149  Sepracor, Inc. +                                                                  2,409,719
         52,600  Smithkline Beecham PLC ADR (United Kingdom)                                       2,705,613
         49,674  Sonus Pharmaceuticals, Inc. +                                                     1,645,451
         71,672  Transkaryotic Therapies, Inc. (Malaysia) +                                        2,517,479
         46,473  Vertex Pharmaceuticals, Inc. +                                                    1,533,609
         12,700  Warner-Lambert Co.                                                                1,574,800
                                                                                              --------------
                                                                                                  53,925,548
Publishing (1.8%)
------------------------------------------------------------------------------------------------------------
         80,600  Deluxe Corp.                                                                      2,780,700
         15,400  Gannett Co., Inc.                                                                   951,913
         33,900  Harcourt General, Inc.                                                            1,856,025
        120,931  Peterson Companies, Inc. Class A +                                                2,781,413
         38,600  Tribune Co.                                                                       2,402,850
         64,192  Wolters Kluwer N.V. (Netherlands) +                                               8,298,068
                                                                                              --------------
                                                                                                  19,070,969

Railroads (0.2%)
------------------------------------------------------------------------------------------------------------
          9,300  Burlington Northern Santa Fe Corp.                                                  864,319
         14,400  GATX Corp.                                                                        1,044,900
                                                                                              --------------
                                                                                                   1,909,219

Recreation (0.4%)
------------------------------------------------------------------------------------------------------------
        210,800  Ticketmaster Group, Inc. +                                                        4,848,400

Restaurants (1.4%)
------------------------------------------------------------------------------------------------------------
         65,450  Cracker Barrel Old Country Store, Inc.                                            2,184,394
        249,220  J.D. Wetherspoon PLC (United Kingdom)                                             1,368,509
        174,420  Landry's Seafood Restaurants, Inc. +                                              4,186,080
         50,000  Papa Johns International, Inc. +                                                  1,743,750
        475,720  PizzaExpress PLC (United Kingdom)                                                 5,852,089
                                                                                              --------------
                                                                                                  15,334,822

Retail (10.7%)
------------------------------------------------------------------------------------------------------------
         47,600  Albertsons, Inc.                                                                  2,255,050
        116,900  AutoZone, Inc. +                                                                  3,390,100
         74,694  Bed Bath & Beyond, Inc. +                                                         2,875,700
         65,300  Borders Group, Inc. +                                                             2,044,706
        145,700  Circuit City Stores, Inc. +                                                       1,311,300
        128,575  CompUSA, Inc. +                                                                   3,985,825
        453,072  Costco Companies, Inc. +                                                         20,218,338
         45,400  CVS Corp.                                                                         2,908,438
         55,600  Dayton Hudson Corp.                                                               3,753,000
        516,788  Dixons Group PLC (United Kingdom)                                                 5,206,841
         48,250  Dollar General Corp.                                                              1,749,063
        107,337  Dollar Tree Stores, Inc. +                                                        4,441,068
         61,400  Federated Department Stores, Inc. +                                               2,644,038
        101,900  Fred Meyer, Inc. +                                                                3,706,613
        135,550  General Nutrition Companies, Inc. +                                               4,608,700
        100,900  Home Depot, Inc. (The)                                                            5,940,488
        167,562  Kohl's Corp. +                                                                   11,415,161
         46,800  MSC Industrial Direct Co., Inc. Class A +                                         1,965,600
        201,950  Office Depot, Inc. +                                                              4,834,178
         34,000  Payless Shoesource, Inc. +                                                        2,282,250
         55,694  PMT Services, Inc. +                                                                772,754
         67,413  Petco Animal Supplies, Inc. +                                                     1,617,912
         29,000  Rexall Sundown, Inc. +                                                              875,438
         71,100  Rite Aid Corp.                                                                    4,172,681
        325,301  Starbucks Corp. +                                                                12,483,426
         56,000  TJX Cos., Inc. (The)                                                              1,925,000
         55,678  Williams-Sonoma, Inc. +                                                           2,331,516
         40,000  Wolverine World Wide, Inc.                                                          905,000
                                                                                              --------------
                                                                                                 116,620,184

Semiconductors (2.6%)
------------------------------------------------------------------------------------------------------------
         36,800  Altera Corp. +                                                                    1,219,000
         40,000  Applied Materials, Inc. +                                                         1,205,000
         80,000  Galileo Technology Ltd. (Israel) +                                                2,310,000
         40,000  Integrated Process Equipment Corp. +                                                630,000
         26,298  Lattice Semiconductor Corp. +                                                     1,245,868
         90,546  Linear Technology Corp.                                                           5,217,713
        317,776  Maxim Integrated Products, Inc. +                                                10,963,272
         59,300  National Semiconductor Corp. +                                                    1,538,094
         67,052  Photronics, Inc. +                                                                1,626,011
         43,200  Texas Instruments, Inc.                                                           1,944,000
                                                                                              --------------
                                                                                                  27,898,958

Shipping (0.3%)
------------------------------------------------------------------------------------------------------------
        215,864  Jevic Transportation, Inc. +                                                      3,480,807

Specialty Consumer Products (1.3%)
------------------------------------------------------------------------------------------------------------
        665,729  Bulgari S.P.A. (Italy)                                                            3,387,808
         79,152  Central Garden and Pet Co. +                                                      2,077,740
        109,243  Fastenal Co.                                                                      4,178,545
        125,000  Mattel, Inc.                                                                      4,656,250
                                                                                              --------------
                                                                                                  14,300,343

Steel (0.2%)
------------------------------------------------------------------------------------------------------------
         65,800  Lone Star Technologies, Inc. +                                                    1,867,075

Supermarkets (0.2%)
------------------------------------------------------------------------------------------------------------
          3,350  Carrefour Supermarche SA (France)                                                 1,746,472

Telecommunication (0.5%)
------------------------------------------------------------------------------------------------------------
         77,300  Panamsat Corp. +                                                                  3,333,563
         32,000  SBC Communications, Inc.                                                          2,344,000
                                                                                              --------------
                                                                                                   5,677,563

Telecommunication Equipment (1.5%)
------------------------------------------------------------------------------------------------------------
        129,276  Advanced Fibre Communications +                                                   3,765,164
         66,707  Excel Switching Corp. +                                                           1,192,388
         85,373  P-Com, Inc. +                                                                     1,472,684
         52,667  Premisys Communications, Inc. +                                                   1,375,925
         44,600  Qwest Communications International, Inc. +                                        2,653,700
         23,500  Tekelec +                                                                           716,750
         88,094  Tellabs, Inc. +                                                                   4,657,970
                                                                                              --------------
                                                                                                  15,834,581
Telephone Services (1.9%)
------------------------------------------------------------------------------------------------------------
         50,487  Intermedia Communications, Inc. +                                                 3,067,085
          6,000  NEXTLINK Communications, Inc. Class A +                                             127,875
         34,600  RSL Communications, Ltd. Class A +                                                  761,200
         73,900  Sprint Corp.                                                                      4,332,388
        349,428  Tele-Communications TCI ventures Group Class A +                                  9,893,180
         37,337  Teleport Communications Group Inc. Class A +                                      2,048,868
                                                                                              --------------
                                                                                                  20,230,596

Textiles (0.1%)
------------------------------------------------------------------------------------------------------------
         72,650  Wolford AG ADR (Austria)                                                            878,629

Transportation (--%)
------------------------------------------------------------------------------------------------------------
          1,700  C.H. Robinson Worldwide, Inc.                                                        38,039

Trucking (--%)
------------------------------------------------------------------------------------------------------------
         17,150  Ryder System, Inc.                                                                  561,663

Wireless Communications (1.2%)
------------------------------------------------------------------------------------------------------------
         78,634  International Telecommunication Data Systems, Inc. +                              2,516,288
         89,123  Lightbridge, Inc. +                                                               1,704,477
        347,921  NEXTEL Communications, Inc. Class A +                                             9,045,946
                                                                                              --------------
                                                                                                  13,266,711
                                                                                              --------------
                 Total Common Stocks (cost $841,224,570)                                      $1,057,920,573

PREFERRED STOCKS (0.3%) * (cost $1,589,264)
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
         13,689  Marschollek, Lautenschlaeger und Partner AG, DEM 3.05
                   preferred (Germany)                                                        $    3,464,124

SHORT-TERM INVESTMENTS (3.2%) * (cost $35,229,360)
PRINCIPAL AMOUNT                                                                                       VALUE

------------------------------------------------------------------------------------------------------------
   $35,223,000   Interest in $369,996,000 joint repurchase agreement
                   dated December 31, 1997 with Merrill Lynch, Pierce,
                   Fenner, & Smith, Inc. due January 2, 1998 with respect
                   to various U.S. Treasury obligations -- maturity value
                   of $35,235,719 for an effective yield of 6.50%                             $   35,229,360
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $878,043,194) ***                                     1,096,614,057
------------------------------------------------------------------------------------------------------------

  *  Percentages indicated are based on net assets of $1,088,430,933.

***  The aggregate identified cost on a tax basis is $881,457,392, resulting in gross unrealized appreciation and depreciation of $250,920,409 and $35,763,744, respectively, or net unrealized appreciation of $215,156,665

  +  Non-income-producing security.

144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR or ADS after the name of a foreign holding stands for American Depository Receipts or American Depository Shares, respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
December 31, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $878,043,194) (Note 1)                                              $1,096,614,057
---------------------------------------------------------------------------------------------------
Dividends and other receivables                                                             407,548
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                    2,710,670
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                            5,869,702
---------------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                      945
---------------------------------------------------------------------------------------------------
Total assets                                                                          1,105,602,922

Liabilities
---------------------------------------------------------------------------------------------------
Payable to subcustiodian (Note 2)                                                            75,081
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                         11,990,492
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                2,066,266
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              1,708,282
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  323,380
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                13,604
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  5,091
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                      838,309
---------------------------------------------------------------------------------------------------
Payable for organization expenses (Note 1)                                                   17,221
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      134,263
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        17,171,989
---------------------------------------------------------------------------------------------------
Net assets                                                                           $1,088,430,933

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                      $  863,363,905
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions (Note 1)                                                    6,496,692
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                                       218,570,336
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                           $1,088,430,933

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($532,287,191 divided by 27,860,616 shares)                                                  $19.11
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $19.11)*                                      $20.28
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($496,500,624 divided by 26,435,169 shares)**                                                $18.78
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($59,643,118 divided by 3,153,910 shares)                                                    $18.91
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $18.91)*                                      $19.60
---------------------------------------------------------------------------------------------------
 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended December 31, 1997

Investment income:
--------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $53,748)                                             $  4,137,210
--------------------------------------------------------------------------------------------------
Interest                                                                                 1,139,478
--------------------------------------------------------------------------------------------------
Total investment income                                                                  5,276,688
--------------------------------------------------------------------------------------------------

Expenses:
Compensation of Manager (Note 2)                                                         5,848,204
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           2,300,554
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           36,379
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            16,541
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                    1,098,381
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                    4,056,676
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                      352,384
--------------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                               3,489
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     80,487
--------------------------------------------------------------------------------------------------
Registration fees                                                                           60,046
--------------------------------------------------------------------------------------------------
Auditing                                                                                    35,588
--------------------------------------------------------------------------------------------------
Legal                                                                                       12,312
--------------------------------------------------------------------------------------------------
Other                                                                                      246,675
--------------------------------------------------------------------------------------------------
Total expenses                                                                          14,147,716
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (440,462)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            13,707,254
--------------------------------------------------------------------------------------------------
Net investment loss                                                                     (8,430,566)
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        34,804,160
--------------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Notes 1 and 3)                           1,451
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and
liabilities in foreign currencies during the year                                           (1,902)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                             162,019,119
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                196,822,828
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $188,392,262
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                                                           Year ended December 31
                                                                                      --------------------------------
                                                                                               1997               1996
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                  $   (8,430,566)      $ (4,885,333)
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments
and foreign currency transactions                                                        34,805,611        (26,250,110)
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign currencies                                        162,017,217         45,938,456
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    188,392,262         14,803,013
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                                (853,197)                --
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                                (814,402)                --
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                 (97,128)                --
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                       187,948,510        542,433,413
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                            374,576,045        557,236,426

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                       713,854,888        156,618,462
----------------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $-- and $--, respectively)                                                 $1,088,430,933       $713,854,888
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                      April 14, 1993+
operating performance                                                Year ended December 31                        to Dec. 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $15.51           $14.40            $9.75           $10.29            $8.50
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (d)                     (.10)            (.11)            (.01)(b)         (.02)(b)           --(b)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                  3.73             1.22             4.88              .05             1.95
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment activities                                3.63             1.11             4.87              .03             1.95
------------------------------------------------------------------------------------------------------------------------------------
Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                      --               --               --             (.01)              --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                      --               --             (.10)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.03)              --             (.12)            (.56)            (.16)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.03)              --             (.22)            (.57)            (.16)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $19.11           $15.51           $14.40            $9.75           $10.29
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                           23.42             7.71            50.14             0.34            22.98 *
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $532,287         $348,261          $83,526           $3,190           $2,895
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(e)                            1.22             1.44             1.31 (b)          .92 (b)          .72(b)*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                            (.58)            (.69)            (.28)(b)         (.18)(b)         (.04)(b)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              73.73            68.95            49.81           101.94            76.02*
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                                      $.0489           $.0487
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Reflects an expense limitation which expired on December 31, 1995. As a result of such limitation, expenses of the  fund for the period ended December 31, 1993 and the year ended December 31,
    1994, reflect a per share reduction of approximately $0.11 and $0.16, respectively. Expenses for the period ended December 31, 1995 for class A, B and M shares reflect a per share reduction of
    $0.04, $0.04 and $0.03, respectively.

(c) Average commission rate paid on security trades is required for fiscal periods beginning on or after
    September 1, 1995.

(d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(e) The ratio of expenses to average net assets for the year ended December 31, 1995 and thereafter, include amounts paid through brokerage service and  expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                     October 2, 1995+
operating performance                                                                 Year ended December 31       to Dec. 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                  $15.36           $14.37           $13.08
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (d)                                                       (.22)            (.22)            (.04)(b)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                    3.67             1.21             1.40
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment activities                                                                  3.45              .99             1.36
------------------------------------------------------------------------------------------------------------------------------------
Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                        --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                                        --               --             (.03)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                         (.03)              --             (.04)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.03)              --             (.07)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                        $18.78           $15.36           $14.37
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                             22.48             6.89            10.41 *
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                     $496,501         $328,268          $66,978
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(e)                                                              1.97             2.19              .54(b)*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                                             (1.33)           (1.45)            (.29)(b)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                73.73            68.95            49.81
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                                                                        $.0489           $.0487
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Reflects an expense limitation which expired on December 31, 1995. As a result of such limitation, expenses of the  fund for the period ended December 31, 1993 and the year ended December 31,
    1994, reflect a per share reduction of approximately $0.11 and $0.16, respectively. Expenses for the period ended December 31, 1995 for class A, B and M shares reflect a per share reduction of
    $0.04, $0.04 and $0.03, respectively.

(c) Average commission rate paid on security trades is required for fiscal periods beginning on or after
    September 1, 1995.

(d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(e) The ratio of expenses to average net assets for the year ended December 31, 1995 and thereafter, include amounts paid through brokerage service and  expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                     October 2, 1995+
operating performance                                                                 Year ended December 31       to Dec. 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                  $15.42           $14.39           $13.08
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (d)                                                       (.18)            (.19)              --(b)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                    3.70             1.22             1.38
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment activities                                                                  3.52             1.03             1.38
------------------------------------------------------------------------------------------------------------------------------------
Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                        --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                                        --               --             (.03)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                         (.03)              --             (.04)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.03)              --             (.07)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                        $18.91           $15.42           $14.39
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                             22.84             7.16            10.57*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                      $59,643          $37,325           $6,115
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(e)                                                              1.72             1.94              .47(b)*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                                             (1.08)           (1.20)            (.21)(b)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                73.73            68.95            49.81
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                                                                        $.0489           $.0487
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Reflects an expense limitation which expired on December 31, 1995. As a result of such limitation, expenses of the  fund for the period ended December 31, 1993 and the year ended December 31,
    1994, reflect a per share reduction of approximately $0.11 and $0.16, respectively. Expenses for the period ended December 31, 1995 for class A, B and M shares reflect a per share reduction of
    $0.04, $0.04 and $0.03, respectively.

(c) Average commission rate paid on security trades is required for fiscal periods beginning on or after
    September 1, 1995.

(d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(e) The ratio of expenses to average net assets for the year ended December 31, 1995 and thereafter, include amounts paid through brokerage service and  expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)




Notes to financial statements
December 31, 1997

Note 1
Significant accounting policies

The Putnam Voyager Fund II ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks long-term growth of capital by investing in primarily a portfolio of common stocks.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter--the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost which approximates market, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended December 31, 1997, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sales transactions, organization expenses and a net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended December 31, 1997, the fund reclassified $8,430,566 to decrease accumulated net investment loss and $8,429,120 to decrease paid-in-capital, with a decrease to accumulated net realized gain on investments and foreign currency transactions of $1,446. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

I) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $17,221. These expenses are being amortized on projected net asset levels over a five-year period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44 % of the next $5 billion and 0.43% thereafter.

As part of the subcustodian contract between the subcustodian bank and Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc., the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At December 31, 1997, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended December 31, 1997, fund expenses were reduced by $440,462 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,400 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended December 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $648,178 and $44,259 from the sale of class A and class M shares, respectively and $751,977 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended December 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received $19,017 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended December 31, 1997, purchases and sales of investment securities other than short-term investments aggregated $798,420,040 and $640,009,281, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At December 31, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Year ended
                                        December 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      24,925,536     $422,035,179
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        45,311          827,369
------------------------------------------------------------
                                 24,970,847      422,862,548
Shares
repurchased                     (19,565,421)    (333,283,469)
------------------------------------------------------------
Net increase                      5,405,426      $89,579,079
------------------------------------------------------------

                                           Year ended
                                        December 31, 1996
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      27,332,602     $421,525,389
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                            --               --
------------------------------------------------------------
                                 27,332,602      421,525,389
Shares
repurchased                     (10,677,327)    (165,799,580)
------------------------------------------------------------
Net increase                     16,655,275     $255,725,809
------------------------------------------------------------

                                           Year ended
                                        December 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       9,403,980     $157,063,061
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        42,522          763,271
------------------------------------------------------------
                                  9,446,502      157,826,332
Shares
repurchased                      (4,384,774)     (72,186,037)
------------------------------------------------------------
Net increase                      5,061,728      $85,640,295
------------------------------------------------------------

                                           Year ended
                                        December 31, 1996
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      18,258,918     $279,772,492
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           --                --
------------------------------------------------------------
                                 18,258,918      279,772,492
Shares
repurchased                      (1,545,949)     (23,794,078)
------------------------------------------------------------
Net increase                     16,712,969     $255,978,414
------------------------------------------------------------

                                           Year ended
                                        December 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,955,241      $33,450,592
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         5,218           94,283
------------------------------------------------------------
                                  1,960,459       33,544,875

Shares
repurchased                      (1,226,918)     (20,815,739)
------------------------------------------------------------
Net increase                        733,541      $12,729,136
------------------------------------------------------------

                                           Year ended
                                        December 31, 1996
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                       2,357,042      $36,329,365
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                            --               --
------------------------------------------------------------
                                  2,357,042       36,329,365
Shares
repurchased                        (361,673)      (5,600,175)
------------------------------------------------------------
Net increase                      1,995,369      $30,729,190
------------------------------------------------------------








Note 5
Transactions with Affiliated Issuer

Transactions during the year with a company in which the fund owned at least 5% of the voting securities were as follows:


Affiliate                     Purchase cost     Sales cost  Dividend Income    Market Value
-------------------------------------------------------------------------------------------
Name of Affiliate
Jevic Transportation, Inc.    $3,856,834        $--         $--                $3,480,807
-------------------------------------------------------------------------------------------


Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $11,675,616 as 20% rate capital gain for its taxable year ended December 31, 1997.

The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar 1997.



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Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

John J. Morgan, Jr.
Vice President

Daniel L. Miller
Vice President

Roland W. Gillis
Vice President and Fund Manager

Charles H. Swanberg
Vice President and Fund Manager

Robert R. Beck
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Voyager Fund II. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

AN017-36889-377/2AR/2AO   2/98